Exhibit 10.2

FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

THIS FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “First Amendment”) is made and entered into as of the 18th day of February, 2022, by and among:
(i)    JAMES RIVER GROUP HOLDINGS, LTD., a Bermuda company (“Parent”), and JRG REINSURANCE COMPANY LTD., a regulated insurance company domiciled in Bermuda (“JRG Reinsurance” and, together with Parent, each a “Borrower” and, collectively, the “Borrowers”);

(ii)    THE FINANCIAL INSTITUTIONS listed as lenders on the signature pages hereto and their successors and assigns (each a “Lender” and, collectively, the “Lenders”); and

(iii)    KEYBANK NATIONAL ASSOCIATION, a national banking association, in its capacity as “Administrative Agent” under the Credit Agreement (defined below).

Recitals:
A.    The Borrowers, the Lenders and the Administrative Agent and certain other parties are the parties to that certain Second Amended and Restated Credit Agreement dated as of November 8, 2019 (as amended from time to time, the “Credit Agreement”), pursuant to which, inter alia, the Lenders agreed, subject to the terms and conditions thereof, to advance Loans (as this and other capitalized terms used herein and not otherwise defined herein are defined in the Credit Agreement) to the Borrowers; and the Letter of Credit Issuer agreed, subject to the terms and conditions thereof, to issue Letters of Credit.
B.    Parent intends to issue preferred equity in an amount not to exceed $150,000,000.
C.    The Borrowers have requested the Lenders to agree to certain amendments to the Credit Agreement to accommodate the issuance of the preferred equity; and upon and subject to the terms and conditions of this First Amendment, the Lenders have agreed with such request.

Agreements:
NOW, THEREFORE, in consideration of the foregoing Recitals and the mutual agreements hereinafter set forth, the Borrowers, the Lenders and the Administrative Agent, intending to be legally bound, hereby agree as follows:
1.    Amendments to the Credit Agreement. Subject to the terms and conditions of this First Amendment, including, without limitation, Paragraph 2, below, the Credit Agreement is hereby amended as follows:
(A)    The definition of the term “Current Redeemable Equity” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to provide as follows:
“Current Redeemable Equity” means any preferred stock or other preferred Equity Interests, which in either case, by its terms or upon the happening of any event or condition, is subject to mandatory redemption (except as a result of a change of control or asset sale so long as any rights to payment of the holders thereof upon the occurrence of a change of control or asset sale event shall be subject to the prior repayment in full of the Loans and all other obligations that are accrued and payable under this Agreement or any other Loan Document and the termination of the Commitments) at any time prior to the first anniversary of the Maturity Date (as it exists on any date of determination).

(B)    Section 1.01 of the Credit Agreement is hereby amended by adding the following definition in the correct alphabetical order:
“2022 Preferred Equity” means the preferred equity issued by Parent in February 2022 for an aggregate issuance price of up to $150,000,000.

(C)    Section 6.01(a) of the Credit Agreement is hereby amended by (i) deleting the word “and” at the end of subsection (vii) thereof; (ii) amending and restating subsection (viii) thereof in its entirety to provide as follows:
(viii)    additional Debt (excluding the 2022 Preferred Equity) not to exceed $200,000,000 in aggregate principal amount at any time outstanding as to the Parent and its Subsidiaries on a Consolidated basis; provided, however, that the Subsidiary Debt Amount shall not at any time exceed an amount equal to $10,000,000, minus the Guarantor Guaranteed Amount at such time; and

and (iii) adding a new subsection (ix) thereof which shall provide as follows:

(ix) the 2022 Preferred Equity.

2.    Amendment Effective Date; Conditions Precedent. The amendments set forth in Paragraph 1, above, shall not be effective unless and until the date on which all of the following conditions precedent have been satisfied (such date of effectiveness being the “First Amendment Effective Date”):
(a)    Borrowers’ Certifications. On the First Amendment Effective Date, after giving effect to the amendment set forth in Paragraph 1, above, the Borrowers hereby certify that (i) no Default exists, (ii) the representations and warranties of the Borrowers under Article 3 of the Credit Agreement are true and correct in all material respects as of the First Amendment Effective Date (unless and to the extent that any such representation and warranty is stated to relate solely to an earlier date, in which case such representation and warranty shall have been true and correct in all material respects as of such earlier date), (iii) the execution, delivery and performance of this First Amendment has been authorized by all necessary corporate or company action, and (iv) the Regulatory Condition Satisfaction remains effective.
(b)    First Amendment. The Administrative Agent or the Special Counsel (defined below) shall have received from each Borrower and Lenders constituting the Required Lenders a counterpart of this First Amendment signed on behalf of such party.
(c)    Guarantor Confirmations. Each of James River and James River UK shall have executed and delivered to the Administrative Agent a confirmation of its Payment Guaranty in form and substance reasonably satisfactory to the Administrative Agent.
(d)    Agent Expenses. The Borrowers shall have paid or caused to be paid to the Administrative Agent all fees and other amounts due and payable on or prior to the First Amendment Effective Date, including, to the extent invoiced, reimbursement or payment of all reasonable out-of-pocket expenses (including fees, charges and disbursements of the Special Counsel) required to be reimbursed or paid by the Borrowers hereunder, under any other Loan Document or under said fee letter agreement.
(e)    Legal Matters. All legal matters incident to this First Amendment and the consummation of the transactions contemplated hereby shall be reasonably satisfactory to Squire Patton Boggs (US) LLP, Cleveland, Ohio, special counsel to the Administrative Agent (the “Special Counsel”).

3.    No Other Modifications. Except as expressly provided in this First Amendment, all of the terms and conditions of the Credit Agreement and the other Loan Documents remain unchanged and in full force and effect.
4.    Confirmation of Obligations. Each Borrower hereby affirms as of the date hereof all of its respective Debt and other obligations to each of the Lender Parties under and pursuant to the Credit Agreement and each of the other Loan Documents and that such Debt and other obligations are owed to each of the Lender Parties according to their respective terms. Each Borrower hereby affirms as of the date hereof that there are no claims or defenses to the enforcement by the Lender Parties of the Debt and other obligations of such Borrower to each of them under and pursuant to the Credit Agreement or any of the other Loan Documents.
5.    Administrative Agent’s Expense. The Borrowers agree to reimburse the Administrative Agent promptly for its reasonable invoiced out-of-pocket costs and expenses incurred in connection with this First Amendment and the transactions contemplated hereby, including, without limitation, the reasonable fees and expenses of the Special Counsel.
6.    Governing Law; Binding Effect. THIS FIRST AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND SHALL BE BINDING UPON AND INURE TO THE BENEFIT OF THE BORROWERS, THE LENDERS AND THE ADMINISTRATIVE AGENT AND THEIR RESPECTIVE SUCCESSORS AND ASSIGNS.
7.    Counterparts. This First Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, but all such counterparts shall constitute one and the same instrument, and all signatures need not appear on any one counterpart. Any party hereto may execute and deliver a counterpart of this First Amendment by delivering by facsimile or email transmission a signature page of this First Amendment signed by such party, and any such facsimile or email signature shall be treated in all respects as having the same effect as an original signature. Any party delivering by facsimile or email transmission a counterpart executed by it shall promptly thereafter also deliver a manually signed counterpart of this First Amendment.
8.     Miscellaneous.
(a)    Upon the effectiveness of this First Amendment, this First Amendment shall be a Loan Document.
(b)    The invalidity, illegality, or unenforceability of any provision in or Obligation under this First Amendment in any jurisdiction shall not affect or impair the validity, legality, or enforceability of the remaining provisions or obligations under this First Amendment or of such provision or obligation in any other jurisdiction.
(c)    This First Amendment and all other agreements and documents executed in connection herewith have been prepared through the joint efforts of all of the parties. Neither the provisions of this First Amendment or any such other agreements and documents nor any alleged ambiguity shall be interpreted or resolved against any party on the ground that such party’s counsel drafted this First Amendment or such other agreements and documents, or based on any other rule of strict construction. Each of the parties hereto represents and declares that such party has carefully read this First Amendment and all other agreements and documents executed in connection herewith and therewith, and that such party knows the contents thereof and signs the same freely and voluntarily. The parties hereby acknowledge that they have been represented by legal counsel of their own choosing in negotiations for and preparation of this First Amendment and all other agreements and documents executed in connection therewith and that each of them has read the same and had their contents fully explained by such counsel and is fully aware of their contents and legal effect.
(d)    The obligations of the Borrowers hereunder are joint and several, all as more fully set forth in Article 10 of the Credit Agreement.
9.    Waiver of Jury Trial. EACH OF THE PARTIES TO THIS FIRST AMENDMENT HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION,

PROCEEDING, OR COUNTERCLAIM (WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS FIRST AMENDMENT, THE OTHER LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. EACH PARTY HERETO HEREBY (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HAVE BEEN INDUCED TO ENTER INTO THIS FIRST AMENDMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

[The remainder of this page is intentionally left blank.]

IN WITNESS WHEREOF, the Borrowers, the Lenders and the Administrative Agent have hereunto set their hands as of the date first above written.

BORROWERS

JAMES RIVER GROUP HOLDINGS, LTD.

By: /s/ Sarah Doran
Name: Sarah Doran
Title: Chief Financial Officer

JRG REINSURANCE COMPANY LTD.

By: /s/ Allan Defante
Name: Allan Defante
Title: Chief Financial Officer

ADMINISTRATIVE AGENT

KEYBANK NATIONAL ASSOCIATION, as Administrative Agent as Lender

By: /s/ Thomas A. Crandell
Name: Thomas A. Crandell
Title: Senior Vice President

LENDERS

KEYBANK NATIONAL ASSOCIATION,
as Lender

By: /s/ Thomas A. Crandell
Name: Thomas A. Crandell
Title: Senior Vice President

[Lender Signatures Continued]

TRUIST BANK,
as Lender

By: /s/ Andrew Johnson
Name: Andrew Johnson
Title: Managing Director

[Lender Signatures Continued]

BANK OF MONTREAL,
as Lender

By: /s/ Benjamin Mlot
Name: Benjamin Mlot
Title: Director

[Lender Signatures Continued]

FIRST HORIZON BANK,
as Lender

By: /s/ Robert C. Mason
Name: Robert C. Mason
Title: Senior Vice President

[Lender Signatures Continued]

FIRST NATIONAL BANK OF PENNSYLVANIA,
as Lender

By: /s/ Robert Weaver
Name: Robert Weaver
Title: Senior Vice President